EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Starlink AI Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended April 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gracie Gao, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 17, 2026

By:	/s/ Gracie Gao
Name:	Gracie Gao
Title:	Chief Financial Officer